UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OR
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 19, 2002





                         Voice Powered Technology, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       California                      1-11476                95-3977501
 ---------------------------   ----------------------    ---------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


          15915 Ventura Boulevard, Suite 301, Encino, California 91436
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (818) 783-0393
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                One Franklin Plaza, Burlington, New Jersey 08016
           -----------------------------------------------------------
          (Former names or former address, if changed from last report)

Item 1.  Changes in Control of Registrant.

On August 19, 2002, pursuant to a Securities Purchase Agreement (the "Agreement"), Belle Group, Ltd., a private, Nevada Limited Liability Company, purchased all 74,258,788 shares of the Registrant's common stock from Franklin Electronic Publishers, Incorporated for $100,000.

Furthermore, in accordance with the Agreement, the current officers and directors resigned, and the following officers and directors were elected:

       Name                Age                   Position
----------------------    -----  -----------------------------------------------
Harold S. Fleischman       60    President, Chief Financial Officer and Director
William B. Barnett         60    Secretary and Director
Robert Larcara             49    Director


Item 5.  Other Events.

In accordance with the Securities Purchase Agreement executed between Belle Group, Ltd. and Franklin Electronic Publishers, Incorporated ("Franklin"), Franklin has forgiven and released the Registrant from all liabilities, obligations and monies owed to Franklin.

The Registrant's principal executive offices are now located at 15915 Ventura Boulevard, Suite 301, Encino, California 91436, and its new telephone number is
(818) 783-0393.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 26, 2002
                                            VOICE POWERED TECHNOLOGY, Inc.



                                            By:    /s/ Harold S. Fleischman
                                                   --------------------------
                                                   Harold S. Fleischman
                                                   President